CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Current assets:
Allowances for billed receivables	$ 18	$ 13
Stockholders' Equity Attributable to Parent [Abstract]
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	300,000,000	300,000,000
Common stock, shares outstanding (in shares)	77,876,687	77,232,204
Treasury stock at cost (in shares)	83,362,412	82,385,075